Supplement to the
Spartan® Emerging Markets Index Fund and Spartan® Global ex U.S. Index Fund
Institutional Class and Fidelity Advantage® Institutional Class
December 30, 2015
Prospectus

Effective June 14, 2016, Spartan® Emerging Markets Index Fund will be renamed Fidelity® Emerging Markets Index Fund.

Effective June 14, 2016, Spartan® Global ex U.S. Index Fund will be renamed Fidelity® Global ex U.S. Index Fund.

Effective June 14, 2016, Fidelity Advantage® Institutional Class will be renamed Institutional Premium Class.

Effective July 1, 2016, the following information replaces similar information for Fidelity® Emerging Markets Index Fund found in the "Fund Summary" section under the heading "Fee Table."

Annual Operating Expenses

(expenses that you pay each year as a % of the value of your investment)

	Institutional Class	Institutional Premium Class
Management fee(a)	0.09%	0.09%
Distribution and/or Service (12b-1) fees	None	None
Other expenses	0.02%(a)	0.00%
Total annual operating expenses	0.11%	0.09%

(a)  Adjusted to reflect current fees.

	Institutional Class	Institutional Premium Class
1 year	$11	$9
3 years	$35	$29
5 years	$62	$51
10 years	$141	$115

The following information replaces similar information for Spartan® Emerging Markets Index Fund found in the "Fund Summary" section under the heading "Principal Investment Strategies".

  Normally investing at least 80% of assets in securities included in the FTSE® Emerging Index (effective May 4, 2016, the MSCI Emerging Markets Index) and in depository receipts representing securities included in the index.
  Using statistical sampling techniques based on such factors as capitalization, industry exposures, dividend yield, price/earnings (P/E) ratio, price/book (P/B) ratio, earnings growth, country weightings, and the effect of foreign taxes to attempt to replicate the returns of the FTSE® Emerging Index (effective May 4, 2016, the MSCI Emerging Markets Index).

Effective June 14, 2016, the following information replaces similar information for Spartan® Emerging Markets Index Fund found in the "Fund Summary" section under heading "Average Annual Returns."

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, but do not reflect the impact of state or local taxes. After-tax returns for Institutional Class are shown in the table below and after-tax returns for other classes will vary. Actual after-tax returns may differ depending on your individual circumstances. The after-tax returns shown are not relevant if you hold your shares in a retirement account or in another tax-deferred arrangement. Return After Taxes on Distributions and Sale of Fund Shares may be higher than other returns for the same period due to a tax benefit of realizing a capital loss upon the sale of fund shares.

For the periods ended December 31, 2015	Past 1 year	Life of class(a)
Institutional Class - Return Before Taxes	(15.87)%	(3.79)%
Return After Taxes on Distributions	(16.35)%	(4.20)%
Return After Taxes on Distributions and Sale of Fund Shares	(8.58)%	(2.74)%
Institutional Premium Class - Return Before Taxes	(15.84)%	(3.76)%
FTSE Emerging Index (reflects no deduction for fees, expenses, or taxes)	(15.22)%	(2.78)%

(a)  From September 8, 2011

Effective July 1, 2016, the following information replaces similar information for Fidelity® Global ex U.S. Index Fund found in the "Fund Summary" section under the heading "Fee Table".

Annual Operating Expenses

(expenses that you pay each year as a % of the value of your investment)

	Institutional Class	Institutional Premium Class
Management fee(a)	0.06%	0.06%
Distribution and/or Service (12b-1) fees	None	None
Other expenses	0.03%	0.00%
Total annual operating expenses	0.09%	0.06%

(a)  Adjusted to reflect current fees.

	Institutional Class	Institutional Premium Class
1 year	$9	$6
3 years	$29	$19
5 years	$51	$34
10 years	$115	$77

Effective June 14, 2016, the following information replaces similar information for Spartan® Global ex U.S. Index Fund found in the "Fund Summary" section under the heading "Average Annual Returns."

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, but do not reflect the impact of state or local taxes. After-tax returns for Institutional Class are shown in the table below and after-tax returns for other classes will vary. Actual after-tax returns may differ depending on your individual circumstances. The after-tax returns shown are not relevant if you hold your shares in a retirement account or in another tax-deferred arrangement. Return After Taxes on Distributions and Sale of Fund Shares may be higher than other returns for the same period due to a tax benefit of realizing a capital loss upon the sale of fund shares.

For the periods ended December 31, 2015	Past 1 year	Life of class(a)
Institutional Class - Return Before Taxes	(5.61)%	3.50%
Return After Taxes on Distributions	(5.99)%	3.14%
Return After Taxes on Distributions and Sale of Fund Shares	(2.59)%	2.85%
Institutional Premium Class - Return Before Taxes	(5.60)%	3.53%
MSCI ACWI (All Country World Index) ex USA Index (reflects no deduction for fees or expenses)	(5.54)%	3.79%

(a)  From September 8, 2011

Effective June 14, 2016, the following information replaces similar information found in the "Fund Summary" section under the heading "Purchase and Sale of Shares".

You may buy or sell shares through a Fidelity® brokerage or mutual fund account, through a retirement account, or through an investment professional. You may buy or sell shares in various ways:

Effective June 14, 2016, the following information replaces similar information found in the "Fund Summary" section under the heading "Purchase and Sale of Shares".

Initial Purchase Minimum - Institutional Class	$5 million
Initial Purchase Minimum - Institutional Premium Class	$100 million

The fund may waive or lower purchase minimums in other circumstances.

Effective June 14, 2016, the following information replaces similar information found in the "Fund Summary" section under the heading "Tax Information".

Distributions you receive from the fund are subject to federal income tax and generally will be taxed as ordinary income or capital gains, and may also be subject to state or local taxes, unless you are investing through a tax-advantaged retirement account (in which case you may be taxed later, upon withdrawal of your investment from such account).

Effective May 4, 2016, the following information replaces similar information for Spartan® Emerging Markets Index Fund found in the "Fund Basics" section under the heading "Principal Investment Strategies".

Geode normally invests at least 80% of the fund's assets in securities included in the MSCI Emerging Markets Index and in depository receipts representing securities included in the index. The MSCI Emerging Markets Index is a market capitalization-weighted index designed to measure the investable equity market performance for global investors of emerging markets.

The fund may not always hold all of the same securities as the MSCI Emerging Markets Index. Geode may use statistical sampling techniques to attempt to replicate the returns of the MSCI Emerging Markets Index. Statistical sampling techniques attempt to match the investment characteristics of the index and the fund by taking into account such factors as capitalization, industry exposures, dividend yield, P/E ratio, P/B ratio, earnings growth, country weightings, and the effect of foreign taxes.

Effective May 4, 2016, the following information replaces similar information found in the "Fund Basics" section under the heading "Shareholder Notice".

Spartan® Emerging Markets Index Fund normally invests at least 80% of its assets in securities included in the MSCI Emerging Markets Index and in depository receipts representing securities included in the index.

Effective June 14, 2016, the following information supplements information found in the "Shareholder Information" section under the heading "General Information".

Information on Fidelity

Fidelity Investments was established in 1946 to manage one of America's first mutual funds. Today, Fidelity is one of the world's largest providers of financial services.

In addition to its mutual fund business, the company operates one of America's leading brokerage firms, Fidelity Brokerage Services LLC. Fidelity is also a leader in providing tax-advantaged retirement plans for individuals investing on their own or through their employer.

Ways to Invest

Subject to the purchase and sale requirements stated in this prospectus, you may buy or sell shares through a Fidelity® brokerage account or a Fidelity® mutual fund account. If you buy or sell shares (other than by exchange) through a Fidelity® brokerage account, your transactions generally involve your Fidelity® brokerage core (a settlement vehicle included as part of your Fidelity® brokerage account).

If you do not currently have a Fidelity® brokerage account or a Fidelity® mutual fund account and would like to invest in a fund, you may need to complete an application. For more information about a Fidelity® brokerage account or a Fidelity® mutual fund account, please visit Fidelity's web site at www.fidelity.com, call 1-800-FIDELITY, or visit a Fidelity Investor Center (call 1-800-544-9797 for the center nearest you).

You may also buy or sell shares through a retirement account (such as an IRA or an account funded through salary deduction) or an investment professional. Retirement specialists are available at 1-800-544-4774 to answer your questions about Fidelity® retirement products. If you buy or sell shares through a retirement account or an investment professional, the procedures for buying, selling, and exchanging shares and the account features, policies, and fees may differ from those discussed in this prospectus. Fees in addition to those discussed in this prospectus may apply. For example, you may be charged a transaction fee if you buy or sell shares through a non-Fidelity broker or other investment professional.

Information on Placing Orders

You should include the following information with any order:

  Your name
  Your account number
  Type of transaction requested
  Name(s) of fund(s) and class(es)
  Dollar amount or number of shares

Effective June 14, 2016, the following information replaces similar information found in the "Shareholder Information" section under the heading "Buying Shares".

Eligibility

Except as described below, Institutional Class and Institutional Premium Class shares are generally not available to intermediaries that would meet the eligibility requirements by aggregating the holdings of underlying accounts. An intermediary that holds Institutional Class and Institutional Premium Class shares within an omnibus account must agree that it will be able to offer the shares in accordance with the terms of this prospectus. Intermediaries may include broker-dealers, institutional accounts, insurance, bank trust, third-party administrators and registered investment advisers.

Investors eligible to purchase Institutional Class and Institutional Premium Class shares may also be eligible to purchase Investor Class or Premium Class shares, shares of the fund that are not offered through this prospectus. Each class has different expenses and features, as described in its prospectus. Investor Class and Premium Class shares have higher expenses than Institutional Class and Institutional Premium Class shares.

Minimum Waivers

For individual accounts maintained by the Adviser or its affiliates, and for omnibus accounts for which Fidelity provides recordkeeping services, the Adviser or an affiliate will monitor fund balances at the individual account level.

Initial purchase and balance minimums with respect to Institutional Class and Institutional Premium Class generally will apply to aggregate account balances at the plan sponsor level for employer-sponsored retirement plans (including profit sharing, 401(k), 403(b), 457(b), and similar plans) and the provider level for managed account programs that charge an asset-based fee. The initial purchase and balance minimums generally will apply at the investing fund level for mutual funds. Please contact Fidelity for more information about Institutional Class and Institutional Premium Class shares.

There is no initial purchase minimum or minimum balance for Institutional Class or Institutional Premium Class for qualified tuition programs for which Fidelity serves as investment manager.

In addition, each fund may waive or lower purchase minimums in other circumstances.

Price to Buy

The price to buy one share is its NAV. Institutional Class and Institutional Premium Class shares are sold without a sales charge.

Shares will be bought at the NAV next calculated after an order is received in proper form.

Each fund has authorized certain intermediaries to accept orders to buy shares on its behalf. When authorized intermediaries receive an order in proper form, the order is considered as being placed with the fund, and shares will be bought at the NAV next calculated after the order is received by the authorized intermediary. Orders by funds of funds for which Fidelity serves as investment manager will be treated as received by the fund at the same time that the corresponding orders are received in proper form by the funds of funds.

Shares are generally available only to investors residing in the United States.

Each fund may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently.

If your payment is not received and collected, your purchase may be canceled and you could be liable for any losses or fees a fund or Fidelity has incurred.

Certain financial institutions that have entered into sales agreements with FDC may enter confirmed purchase orders on behalf of customers by phone, with payment to follow no later than the time when Institutional Class or Institutional Premium Class shares are priced on the following business day. If payment is not received by that time, the order will be canceled and the financial institution could be held liable for resulting fees or losses.

Under applicable anti-money laundering rules and other regulations, purchase orders may be suspended, restricted, or canceled and the monies may be withheld.

Effective June 14, 2016, the following information supplements information found in the "Shareholder Information" section under the heading "Selling Shares".

Each fund has authorized certain intermediaries to accept orders to sell shares on its behalf. When authorized intermediaries receive an order in proper form, the order is considered as being placed with the fund, and shares will be sold at the NAV next calculated after the order is received by the authorized intermediary, minus the short-term redemption fee, if applicable. Orders by funds of funds for which Fidelity serves as investment manager will be treated as received by the fund at the same time that the corresponding orders are received in proper form by the funds of funds.

Effective June 14, 2016, the following information replaces similar information found in the "Shareholder Information" section under the heading "Selling Shares".

When you place an order to sell shares, note the following:

  If you are selling some but not all of your shares, keep your fund balance above the required minimum to keep your fund position open, except fund positions not subject to balance minimums.
  Redemption proceeds (other than exchanges) may be delayed until money from prior purchases sufficient to cover your redemption has been received and collected.
  Redemptions may be suspended or payment dates postponed when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.
  Redemption proceeds may be paid in securities or other property rather than in cash if the Adviser determines it is in the best interests of a fund.
  You will not receive interest on amounts represented by uncashed redemption checks.
  If you hold your shares in a Fidelity® mutual fund account and your redemption check remains uncashed for six months, the check may be invested in additional shares at the NAV next calculated on the day of the investment.
  Under applicable anti-money laundering rules and other regulations, redemption requests may be suspended, restricted, canceled, or processed and the proceeds may be withheld.

Effective June 14, 2016, the following information replaces similar information found in the "Shareholder Information" section under the heading "Converting Shares".

You may convert from one class of shares of a fund to another.

You may convert Institutional Class shares to Institutional Premium Class shares at any time, provided that you meet the eligibility requirements for Institutional Premium Class. You may contact Fidelity by telephone or by mail to request a conversion.

Conversions to Institutional Premium Class shares may not be available if your account is held through an investment professional or other financial intermediary, such as a bank, broker-dealer, insurance company, third-party administrator, or registered investment adviser. Please contact your investment professional or financial intermediary to determine if Institutional Premium Class shares are available and to learn about other rules that may apply.

A fund may conduct periodic reviews of account balances and may convert Institutional Class shares to Institutional Premium Class shares if the eligibility requirements are satisfied for Institutional Premium Class. Automatic conversions between Institutional Class shares and Institutional Premium Class shares generally are not available to accounts held through investment professionals or other financial intermediaries.

A fund may convert your Investor Class or Premium Class shares, classes of shares of the fund that are not offered through this prospectus, to Institutional Class or Institutional Premium Class shares, as applicable, if you meet the applicable eligibility requirements for Institutional Class or Institutional Premium Class shares.

A fund may convert your Institutional Class or Institutional Premium Class shares to Investor Class, Premium Class or Institutional Class shares, as applicable, if you no longer meet the eligibility requirements for Institutional Class or Institutional Premium Class. If you hold Institutional class shares and your fund balance falls below $5 million worth of shares for any reason, including solely due to declines in the class's NAV, a fund may convert your Institutional Class shares to Premium Class or Investor Class shares, as applicable. If you hold Institutional Premium Class shares and your fund balance falls below $100 million worth of shares for any reason, including solely due to declines in the class's NAV, a fund may convert your Institutional Premium Class shares to Institutional Class, Premium Class or Investor Class shares, as applicable. Investors will be notified in writing before any such conversion to Investor Class, Premium Class or Institutional Class shares.

A conversion will be based on the respective NAVs of the two classes, without the imposition of any fees, on the trade date of the conversion. A conversion between share classes of the same fund is a non-taxable event.

Effective June 14, 2016, the following information replaces similar information found in the "Shareholder Information" section under the heading "Exchanging Shares".

An exchange involves the redemption of all or a portion of the shares of one fund and the purchase of shares of another fund.

Exchanges are subject to minimum investment limitations and other eligibility requirements of the shares of the fund into which you are exchanging.

As a shareholder, you have the privilege of exchanging shares for shares of other Fidelity® funds.

However, you should note the following policies and restrictions governing exchanges:

  The exchange limit may be modified for accounts held by certain institutional retirement plans to conform to plan exchange limits and Department of Labor regulations. See your retirement plan materials for further information.
  Each fund may refuse any exchange purchase for any reason. For example, each fund may refuse exchange purchases by any person or group if, in the Adviser's judgment, the fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.
  Before any exchange, read the prospectus for the shares you are purchasing, including any purchase and sale requirements.
  The shares you are acquiring by exchange must be available for sale in your state.
  Exchanges may have tax consequences for you.
  If you are exchanging between accounts that are not registered in the same name, address, and taxpayer identification number (TIN), there may be additional requirements.
  Under applicable anti-money laundering rules and other regulations, exchange requests may be suspended, restricted, canceled, or processed and the proceeds may be withheld.

The funds may terminate or modify exchange privileges in the future.

Other funds may have different exchange restrictions and minimums, and may impose redemption fees of up to 2.00% of the amount exchanged. Check each fund's prospectus for details.

Effective June 14, 2016, the following information has been removed from the "Shareholder Information" section under the heading "Rollover IRAs".

Assets from retirement plans may be invested in Investor Class or Fidelity Advantage® Class shares, as applicable, classes of shares of the fund that are not offered through this prospectus, through an IRA rollover. Institutional Class and Fidelity Advantage® Institutional Class shares are not available to IRA rollover accounts. Information on Investor Class and Fidelity Advantage® Class shares, including any minimum purchase or balance requirements applicable to IRA rollover accounts, can be found in that class's prospectus. Investor Class and Fidelity Advantage® Class shares have higher expenses than Institutional Class and Fidelity Advantage® Institutional Class shares.

Effective June 14, 2016, the following information replaces similar information found in the "Shareholder Information" section under the heading "Account Policies".

Features and Policies

Features

The following features may be available to buy and sell shares of a fund or to move money to and from your account, depending on whether you are investing through a Fidelity® brokerage account or a Fidelity® mutual fund account. Please visit Fidelity's web site at www.fidelity.com or call 1-800-544-6666 for more information.

Electronic Funds Transfer: electronic money movement through the Automated Clearing House

  To transfer money between a bank account and a Fidelity® brokerage account or Fidelity® mutual fund account.
  You can use electronic funds transfer to:
    Make periodic (automatic) purchases of Fidelity® fund shares or payments to your Fidelity® brokerage account.
    Make periodic (automatic) redemptions of Fidelity® fund shares or withdrawals from your Fidelity® brokerage account.

Wire: electronic money movement through the Federal Reserve wire system

  To transfer money between a bank account and a Fidelity® brokerage account or Fidelity® mutual fund account.

Automatic Transactions: periodic (automatic) transactions

  To directly deposit all or a portion of your compensation from your employer (or the U.S. Government, in the case of Social Security) into a Fidelity® brokerage account or Fidelity® mutual fund account.
  To make contributions from a Fidelity® mutual fund account to a Fidelity® mutual fund IRA.
  To sell shares of a Fidelity® money market fund and simultaneously to buy shares of another Fidelity® fund in a Fidelity® mutual fund account.

Policies

The following policies apply to you as a shareholder.

Statements that Fidelity sends to you include the following:

  Confirmation statements (after transactions affecting your fund balance except reinvestment of distributions in the fund).
  Monthly or quarterly account statements (detailing fund balances and all transactions completed during the prior month or quarter).

Current regulations allow Fidelity to send a single copy of shareholder documents for Fidelity® funds, such as prospectuses, annual and semiannual reports, and proxy materials, to certain mutual fund customers whom we believe are members of the same family who share the same address. We will not send multiple copies of these documents to you and members of your family who share the same address. Instead, we will send only a single copy of these documents. This will continue for as long as you are a shareholder, unless you notify us otherwise. If at any time you choose to receive individual copies of any documents, please call 1-800-544-8544. We will begin sending individual copies to you within 30 days of receiving your call.

Electronic copies of most financial reports and prospectuses are available at Fidelity's web site. To participate in Fidelity's electronic delivery program, call Fidelity or visit Fidelity's web site for more information.

You may initiate many transactions by telephone or electronically. Fidelity will not be responsible for any loss, cost, expense, or other liability resulting from unauthorized transactions if it follows reasonable security procedures designed to verify the identity of the investor. Fidelity will request personalized security codes or other information, and may also record calls. For transactions conducted through the Internet, Fidelity recommends the use of an Internet browser with 128-bit encryption. You should verify the accuracy of your confirmation statements upon receipt and notify Fidelity immediately of any discrepancies in your account activity. If you do not want the ability to sell and exchange by telephone, call Fidelity for instructions. Additional documentation may be required from corporations, associations, and certain fiduciaries.

You may also be asked to provide additional information in order for Fidelity to verify your identity in accordance with requirements under anti-money laundering regulations. Accounts may be restricted and/or closed, and the monies withheld, pending verification of this information or as otherwise required under these and other federal regulations. In addition, each fund reserves the right to involuntarily redeem an account in the case of: (i) actual or suspected threatening conduct or actual or suspected fraudulent, illegal or suspicious activity by the account owner or any other individual associated with the account; or (ii) the failure of the account owner to provide information to the funds related to opening the accounts. Your shares will be sold at the NAV minus, if applicable, any short-term redemption fee, calculated on the day Fidelity closes your fund position.

Fidelity may charge a fee for certain services, such as providing historical account documents.

Effective June 14, 2016, the following information supplements information found in the "Shareholder Information" section under the heading "Dividends and Capital Gain Distributions".

Distribution Options

When you open an account, specify on your application how you want to receive your distributions. The following distribution options are available:

1. Reinvestment Option.  Any dividends and capital gain distributions will be automatically reinvested in additional shares. If you do not indicate a choice on your application, you will be assigned this option.

2. Income-Earned Option.  Any capital gain distributions will be automatically reinvested in additional shares. Any dividends will be paid in cash.

3. Cash Option.  Any dividends and capital gain distributions will be paid in cash.

4. Directed Dividends® Option.  Any dividends will be automatically invested in shares of another identically registered Fidelity® fund. Any capital gain distributions will be automatically invested in shares of another identically registered Fidelity® fund, automatically reinvested in additional shares of the fund, or paid in cash.

Not all distribution options may be available for every account and certain restrictions may apply. If the distribution option you prefer is not listed on your account application, or if you want to change your current distribution option, visit Fidelity's web site at www.fidelity.com or call 1-800-544-6666 for more information.

If you elect to receive distributions paid in cash by check and the U.S. Postal Service does not deliver your checks, your distribution option may be converted to the Reinvestment Option. You will not receive interest on amounts represented by uncashed distribution checks.

If your dividend check(s) remains uncashed for six months, your check(s) may be invested in additional shares at the NAV next calculated on the day of the investment.

Effective June 14, 2016, the following information replaces similar information found in the "Shareholder Information" section under the heading "Tax Consequences".

As with any investment, your investment in a fund could have tax consequences for you. If you are not investing through a tax-advantaged retirement account, you should consider these tax consequences.

Taxes on Distributions  Distributions you receive from each fund are subject to federal income tax, and may also be subject to state or local taxes.

For federal tax purposes, certain of each fund's distributions, including dividends and distributions of short-term capital gains, are taxable to you as ordinary income, while certain of each fund's distributions, including distributions of long-term capital gains, are taxable to you generally as capital gains. A percentage of certain distributions of dividends may qualify for taxation at long-term capital gains rates (provided certain holding period requirements are met).

If you buy shares when a fund has realized but not yet distributed income or capital gains, you will be "buying a dividend" by paying the full price for the shares and then receiving a portion of the price back in the form of a taxable distribution.

Any taxable distributions you receive from a fund will normally be taxable to you when you receive them, regardless of your distribution option.

Taxes on Transactions

Your redemptions, including exchanges, may result in a capital gain or loss for federal tax purposes. A capital gain or loss on your investment in a fund generally is the difference between the cost of your shares and the price you receive when you sell them.

Effective July 1, 2016, the following information replaces similar information found in the "Fund Management" section under the heading "Advisory Fee(s)."

On July 1, 2016, the Adviser reduced the management fee rate for Fidelity® Emerging Markets Index Fund and Fidelity® Global ex U.S. Index Fund from 0.25% to 0.09% and 0.20% to 0.06%, respectively. Fidelity® Emerging Markets Index Fund's and Fidelity® Global ex U.S. Index Fund's annual management fee rate is 0.09% and 0.06%, respectively, of its average net assets.

Effective June 14, 2016, the following information replaces similar information found in the "Fund Services" section under the heading "Fund Distribution".

Intermediaries may receive from the Adviser, FDC, and/or their affiliates compensation for providing recordkeeping and administrative services, as well as other retirement plan expenses, and compensation for services intended to result in the sale of class shares. This compensation may take the form of payments for additional distribution-related activities and/or shareholder services and payments for educational seminars and training, including seminars sponsored by Fidelity, or by an intermediary. These payments are described in more detail in this section and in the SAI.

Effective May, 4, 2016, the following information supplements information found in the "Appendix" section under the heading "Additional Index Information".

MSCI Emerging Markets Index is a market capitalization-weighted index that is designed to measure the investable equity market performance for global investors in emerging markets.

EMX-I-GUX-I-16-05 1.933380.113	July 1, 2016

Supplement to the
Spartan® Emerging Markets Index Fund and Spartan® Global ex U.S. Index Fund
Institutional Class and Fidelity Advantage® Institutional Class
December 30, 2015
STATEMENT OF ADDITIONAL INFORMATION

Effective June 14, 2016, Spartan® Emerging Markets Index Fund will be renamed Fidelity® Emerging Markets Index Fund and Spartan® Global ex U.S. Index Fund will be renamed Fidelity® Global ex U.S. Index Fund. Effective June 14, 2016, Fidelity Advantage® Institutional Class will be renamed Institutional Premium Class.

Effective July 1, 2016, the following information replaces similar information found in the "Management Contracts" section under the "Management-Related Expenses" heading.

FMR and Fidelity® Emerging Markets Index Fund on behalf of its Institutional Class have entered into a 11 Basis Point Expense Contract, which obliges FMR to pay all class-level expenses of Institutional Class of the fund to limit the total annual operating expenses (excluding interest, taxes, securities lending costs, brokerage commissions, fees and expenses of the Independent Trustees, and extraordinary expenses) of Institutional Class to 0.11%. FMR and Fidelity® Emerging Markets Index Fund on behalf of its Institutional Premium Class have entered into a 9 Basis Point Expense Contract, which obliges FMR to pay all class-level expenses of Institutional Premium Class of the fund to limit the total annual operating expenses (excluding interest, taxes, securities lending costs, brokerage commissions, fees and expenses of the Independent Trustees, and extraordinary expenses) of Institutional Premium Class to 0.09%. These Expense Contracts may not be amended to increase the fees or expenses payable by each class except by a vote of a majority of the Board of Trustees. The fund may offer other share classes in the future that may be subject to higher or lower fees and expenses.

FMR and Fidelity® Global ex U.S. Index Fund on behalf of its Institutional Class have entered into a 9 Basis Point Expense Contract, which obliges FMR to pay all class-level expenses of Institutional Class of the fund to limit the total annual operating expenses (excluding interest, taxes, securities lending costs, brokerage commissions, fees and expenses of the Independent Trustees, and extraordinary expenses) of Institutional Class to 0.09%. FMR and Fidelity® Global ex U.S. Index Fund on behalf of its Institutional Premium Class have entered into a 6 Basis Point Expense Contract, which obliges FMR to pay all class-level expenses of Institutional Premium Class of the fund to limit the total annual operating expenses (excluding interest, taxes, securities lending costs, brokerage commissions, fees and expenses of the Independent Trustees, and extraordinary expenses) of Institutional Premium Class to 0.06%. These Expense Contracts may not be amended to increase the fees or expenses payable by each class except by a vote of a majority of the Board of Trustees. The fund may offer other share classes in the future that may be subject to higher or lower fees and expenses.

Effective July 1, 2016, the following information replaces similar information for Fidelity® Emerging Markets Index Fund and Fidelity® Global ex U.S. Index Fund found in the "Management Contracts" section under the "Management Fees" heading.

On July 1, 2016, FMR reduced the management fee rate paid by Fidelity® Emerging Markets Index Fund and Fidelity® Global ex U.S. Index Fund from 0.25% to 0.09% and from 0.20% to 0.06%, respectively. For the services of FMR under each management contract, Fidelity® Emerging Markets Index Fund and Fidelity® Global ex U.S. Index Fund each pays FMR a monthly management fee at the annual rate of 0.09% and 0.06%, respectively, of the fund's average net assets throughout the month.

The following information replaces similar information for Fidelity® Emerging Markets Index Fund found in the "Management Contracts" section under the "Sub-Adviser - Geode" heading.

Under the terms of the sub-advisory agreement, for providing investment management services to Fidelity® Emerging Markets Index Fund, FMR, and not the fund, pays Geode fees at an annual rate of 0.0825% of the average net assets of the fund.

Effective July 1, 2016, the following information replaces similar information for Fidelity® Global ex U.S. Index Fund found in the "Management Contracts" section under the "Sub Adviser - Geode" heading.

FMR reduced the sub-advisory fee rate paid to Geode from 0.07% to 0.06%. Under the terms of the sub-advisory agreements, for providing investment management services to Fidelity® Global ex U.S. Index Fund, FMR, and not the fund, pays Geode fees at an annual rate of 0.06% of the average net assets of the fund.

EMX-I-GUX-IB-16-02 1.933395.107	July 1, 2016